MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST V
Class A Notes, Series 2000-2

1. This Certificate relates to the Distribution Date occurring on	May 17, 2001

2. Series 2000-2 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$30,494,604.50

(b) The amount of Available Funds with respect to the Collection Period was equal to	$30,494,604.50

(c) The Liquidated Receivables for the Collection Period was equal to	$9,258,081.41

(d) Net Liquidation Proceeds for the Collection Period was equal to	$4,284,197.62
(i) The annualized net default rate	7.870341%

(e) The principal balance of Series 2000-2 Receivables at the beginning
of the Collection Period was equal to	$770,860,984.65

(f) The principal balance of Series 2000-2 Receivables on the last day
of the Collection Period was equal to	$745,886,625.29

(g) The aggregate outstanding balance of the Series 2000-2 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$37,736,000.00

(h) The aggregate outstanding balance of the Series 2000-2 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$10,074,000.00

(i) The aggregate outstanding balance of the Series 2000-2 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$7,499,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$1,927,152.46

(k) The Principal Distributable Amount for the Distribution Date was equal to	$16,233,333.58

(l) The Principal Amount Available for the Distribution Date was equal to	$27,140,429.17

(m) The Aggregate Note Principal Balance was equal to	$501,059,640.02

(n) The Aggregate Optimal Note Principal Balance was equal to	$484,826,306.44

(o) The Targeted Credit Enhancement Amount was equal to	$283,436,917.61

(p) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	$0.38

(q) The Targeted Reserve Account Balance was equal to	$22,376,598.76

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$2,166,069.81

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$22,376,598.76

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.000000%

(w) The Targeted Overcollateralization Amount was equal to	$261,060,318.85

(x) The ending overcollateralization was equal to	$261,060,318.85

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	35.000000%

(z) The Weighed Average Coupon (WAC) was equal to	18.383000%

(aa) The Weighed Average Remaining Maturity (WAM) was equal to	51

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00000
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$0.00000

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	6.812500%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	30
5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.000000%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$108.97860
2. Principal Distribution per $1,000	$103.39703
3. Interest Distribution per $1,000	$5.58157

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	7.210000%
2. Class A-2 principal balance - beginning of period	$145,848,640.02
3. Accrual convention	30/360
4. Days in Interest Period	30
5. Class A-2 interest due	$876,307.25
6. Class A-2 interest paid	$876,307.25
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$145,848,640.02
2. Class A-2 principal - amount due	$16,233,333.58
3. Class A-2 principal - amount paid	$16,233,333.58
4. Class A-2 principal balance - end of period	$129,615,306.44
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	26.734380%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	17.377347%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	17.377347%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.11667
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.11667

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	7.340000%
2. Class A-3 principal balance - beginning of period	$172,000,000.00
3. Accrual convention	30/360
4. Class A-3 interest due	$1,052,066.67
5. Class A-3 interest paid	$1,052,066.67
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$172,000,000.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$172,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	35.476623%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	23.059805%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	40.437152%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.19167
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.19167

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	7.430000%
2. Class A-4 principal balance - beginning of period	$183,211,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$1,134,381.44
5. Class A-4 interest paid	$1,134,381.44
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$183,211,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$183,211,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	37.788997%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	24.562848%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	65.000000%